Subsequent Events	6 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Events
Note 6 - Subsequent Events

1. On August 9, 2015, the Company closed an equity investment in its recently incorporated Israeli-subsidiary named RiT Wireless Ltd. ("RiT Wireless"), by Invencom Technologies Ltd., ("Invencom", an Israeli private company and an affiliate of Stins Coman, the controlling shareholder of the Company.

Under the terms of said investment, Invencom purchased ordinary shares of RiT Wireless for a purchase price of $5,000,000, which reflects a post-money valuation of approximately $15 million for RiT Wireless. The purchase price will be paid in three installments, the first of which was $1.3 million paid at the closing by Invencom to RiT Wireless.  Following the investment transaction, Invencom owns 33% of the ordinary shares of RiT Wireless and RiT owns the remaining 67%.

Prior to said investment, the Company and RiT Wireless finalized a restructuring relating to the Indoor Wireless Optical Network (IWON) Technology including its product known as  Beamcaster, whereby said technology was contributed to RiT Wireless, for no consideration, by means of a Technology Transfer Agreement signed between the parties. In addition, the Company and RiT Wireless entered into a Transition Services Agreement under which, the Company will provide transition services to RiT Wireless, including administration services, sublease of office and warehouse space, bookkeeping, IT Services and more. The Effective Date in both, the Technology Transfer Agreement and the Transition Services Agreement, was set to be as of July 1, 2015.